SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   __________

                                   FORM 8-K/A

                               Amendment No. 1 to
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 January 6, 2004


                             PHASE III MEDICAL, INC.
              ____________________________________________________
             (Exact name of registrant as specified in its charter)


                                    Delaware
                  ____________________________________________
                 (State or other jurisdiction of incorporation)


                 0-10909                              22-2343568
           ______________________                  __________________
           Commission File Number                    IRS Employer
                                                   Identification No.



           330 SOUTH SERVICE ROAD, SUITE 120, Melville, New York 11747
           ___________________________________________________________
               (Address of principal executive offices) (Zip Code)



                                  631-574-4955
                          _____________________________
                          Registrant's Telephone Number


          ____________________________________________________________
         (Former name or former address, if changed since last report.)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     This amendment is being filed to substitute a corrected accountant's letter as an Exhibit.

     On January 6, 2004, upon recommendation and approval of the Company's Board of Directors, the Company dismissed Travis, Wolff & Company, LLP ("Travis Wolff") and engaged Holtz Rubenstein & Co., LLP ("Holtz") as the Company's independent auditors for the fiscal year ended December 31, 2003.

     Travis Wolff's reports on the Company's financial statements for each of the years ended December 31, 2002 and 2001 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended December 31, 2002 and 2001 and through the date of this 8-K, there were no disagreements with Travis Wolff on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which if not resolved to Travis Wolff's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company has provided Travis Wolff with a copy of the foregoing statements. Attached as Exhibit 16.1 is a copy of Travis Wolff's letter dated January 7, 2004, stating its agreement with such statements.

     During the years ended December 31, 2002 and 2001 and through the date of this 8-K, the Company did not consult Holtz with respect to the application of accounting principles as to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

     16.1 Letter from Travis, Wolff & Company, LLP to the Securities and Exchange Commission dated as of January 7, 2004.

                                    SIGNATURE
                                    _________

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PHASE III MEDICAL, INC.



                                                     By:  /s/ Mark Weinreb
                                                          ______________________
                                                          Mark Weinreb
                                                          President




         Dated:  February 3, 2004

                                  EXHIBIT INDEX

Exhibit Number      Description
______________      ___________

16.1 Letter from Travis, Wolff & Company, LLP to the Securities and Exchange Commission dated as of January 7, 2004.